                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 8, 1998

                       WILLIS LEASE FINANCE CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION

0-28774                                                              68-0070656
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(COMMISSION                                                       (IRS EMPLOYER
FILE NUMBER)                                                IDENTIFICATION NO.)

              2320 MARINSHIP WAY, SUITE 300, CALIFORNIA  94965
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                (415) 331-5281
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

           180 HARBOR DRIVE, SUITE 200, SAUSALITO, CALIFORNIA 94965
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5    OTHER EVENTS

     Effective June 8, 1998, Willis Lease Finance Corporation, a California corporation ("Willis-California") completed the change of its state of incorporation from California to Delaware through a merger of Willis-California with and into its wholly owned subsidiary, Willis Lease Finance Corporation, a Delaware corporation (the "Company"). This change in the state of incorporation was approved by Willis-California's Board of Directors on March 12, 1998 and by the holders of a majority of Willis-California's outstanding shares of common stock at the Annual Meeting of Shareholders held on May 12, 1998.

     As the surviving corporation in the merger, the Company succeeded to all the business, properties, assets and liabilities of Willis-California. The reincorporation will not result in any change in Willis-California's business, assets or liabilities, will not cause Willis-California's corporate headquarters to be moved and will not result in any relocation of management or other employees.

     As a result of the merger, each outstanding share of Willis-California's common stock, no par value per share ("Willis-California Common Stock") was automatically converted into one share of the Company's common stock, par value $0.01 per share ("Company Common Stock"). Each stock certificate representing issued and outstanding shares of Willis-California Common Stock will continue to represent the same number of shares of Company Common Stock. Shareholders are not required to undertake a mandatory exchange of shares. The Company Common Stock will continue to be traded on the Nasdaq National Market under the symbol WLFC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     Exhibit Number      Exhibit
     --------------      -------
      2.01                Agreement and Plan of Merger dated March 12, 1998
                          between Willis-California and the Company

      4.01 Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on March 12, 1998

      4.02                Certificate of Amendment of Certificate of
                          Incorporation of the Company, as filed with the Delaware Secretary of State on May 6, 1998

      4.03                Bylaws of the Company, as adopted on March 12, 1998

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 Willis Lease Finance Corporation

Date:  June 23, 1998             By:  /s/ James D. McBride
                                    --------------------------------------
                                 James D. McBride
                                 Chief Financial Officer


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

                               INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------
2.01              Agreement and Plan of Merger dated March 12, 1998 between
                  Willis-California and the Company

4.01 Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on March 12, 1998

4.02 Certificate of Amendment of Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on May 6, 1998

4.03              Bylaws of the Company, as adopted on March 12, 1998



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